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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number 1-9601


     Date of Report (date of earliest event reported): February 14, 2006


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)


          2503 SOUTH HANLEY ROAD
            ST. LOUIS, MISSOURI                          63144
 (Address of principal executive offices)             (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act.
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.



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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  On February 14, 2006, Norman D. Schellenger notified K-V Pharmaceutical Company (the "Company") that he will not stand for re-election as a member of the Company's Board of Directors at the Company's 2007 Annual Stockholders' Meeting. Mr. Schellenger, age 74, has been a member of the Board of Directors since 1998 and serves as a member of the Company's Audit Committee and Compensation Committee. Mr. Schellenger indicated that he wished to notify the Company well in advance of the expiration of his current term to allow for continuity and that his decision to resign is due to his general plans to scale back his business activities.


ITEM 7.01         REGULATION FD DISCLOSURE.

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by the Company announcing that the Company has acquired exclusive rights from Gedeon Richter, Ltd. to market a broad group of generic drug products in the U.S. marketplace through the Company's wholly-owned generic marketing division, ETHEX Corporation.

                  The information in this Item 7.01 and in Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is furnished as part of this
                      report:

                  Exhibit Number                     Description
                  --------------                     -----------

                       99 Press Release dated February 14, 2006, issued by K-V Pharmaceutical Company



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2006

                                            K-V PHARMACEUTICAL COMPANY


                                            By: /s/ Richard H. Chibnall
                                               ---------------------------------
                                               Richard H. Chibnall
                                               Vice President, Finance